EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Apogee Technology, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the “Form 10-Q”) of Apogee fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Apogee.

/s/ Herbert M. Stein
Dated: November 15, 2010                                 ___________________________________________

Herbert M. Stein
Chief Executive Officer and President (principal executive officer)

/s/ Paul J. Murphy
Dated: November 15, 2010                                   ___________________________________________

Paul J. Murphy
Chief Financial Officer and Vice President of Finance (principal financial officer and principal accounting officer)